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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 31, 2003

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                         DELAWARE                                            94-1658138
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification No.)

                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60025
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release, dated October 28, 2003, issued by Anixter International Inc.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 28, 2003, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended October 3, 2003. The Company's press release, dated October 28, 2003, is attached as Exhibit 99.1.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          ANIXTER INTERNATIONAL INC.

October 31, 2003                      By:     /s/ Dennis J. Letham
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                                                  Dennis J. Letham
                                              Senior Vice President - Finance
                                                and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release, dated October 28, 2003, issued by
                           Anixter International Inc.